Exhibit 99.2

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AND AGREEMENT (this “Agreement”) is made and entered into as of December 4, 2017, by and among AGH WA, LLC a Washington State Limited Liability Company(“AGH”) (“Seller”), on the one hand, and E-Debit Global Corporation, a Colorado Corporation (“Buyer”) on the other hand.

WHEREAS, Seller, is represented by 19 members which collectively own one hundred percent (100%) of the total issued and outstanding membership units of AGH;

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase and acquire from Seller, 100% of the membership units shares of Seller's Stock (the “Purchased Shares”), on the terms and subject to the conditions more fully specified in this Agreement; and

WHEREAS, after giving effect to the transactions contemplated by this Agreement, Seller will no longer own shares of the Stock, and Buyer will own and operate 100% of the Stock of AGH.

NOW, THEREFORE, in consideration of the premises and the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.

PURCHASE OF THE PURCHASED SHARES.

Section 1.1        Purchase, Sale and Redemption of the Stock.

(a)       Sale and Purchase. Seller hereby agrees to sell, assign, transfer and deliver to Buyer, and Buyer hereby agrees to purchase and acquire from Seller, the Purchased Shares representing 100% of the ownership for an aggregate purchase price equal to Five Million Three Hundred Thousand USD ($5 Million USD) (the “Purchased Shares Purchase Price”), The purchase price will be paid in shares that shall be delivered as per the instructions of AGH by and through their transition plan and formal transfer of the shares to occur on January 1, 2018 and at the rate of $0.02 per share or a position of 250,000,000 shares. Seller shall be individually and solely responsible for the payment of all taxes, penalties, late fees and other charges of any governmental authority that relate to the sale of the Purchased Shares.

(b)       Additional Capital. Buyer will provide $300,000.00 to Seller on or before December 26, 2017. Buyer further agrees that $1,200,000.00 shall be directed to the Sellers operation and said capital shall be at the full control and direction of AGH, which at the time of capital infusion, will be operating the CEO position of Buyer and holding two board seats of E-Debit. This capital position is to be used for the operations of Seller and cannot be compromised by the Board or any shareholder vote. This $1,200,000.00 capital infusion will not dilute the stock position of Seller in any capacity and if additional shares are issued, then pro rata shares will be issued to maintain Sellers position.

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Section 1.2 Delivery of Purchased Shares and Redeemed Shares and Certain Transaction Documents. At the Closing, in exchange for and upon receipt of the Purchased Shares Purchase Price and the Redeemed Shares Purchase Price, Seller shall sell, assign, transfer and deliver to Buyer and the Company the Purchased Shares and the Redeemed Shares, respectively, free and clear of all Liens.

Section 1.3 Closing. The closing of each of the sale and purchase of the Purchased Shares, respectively, under this Agreement (the "Closing") shall (a) occur simultaneously with the parties execution of this Agreement (therefore the "Closing Date" shall be the date of execution of this Agreement), and (b) take place: (i) by virtual exchange of signature pages, in portable document form, through electronic mail, with original signature pages to be delivered by overnight courier for next day delivery, or (ii) at such other place that is mutually agreed upon by Seller, Buyer and the Company, and in any event, at 10:00 a.m. local time; provided that the effective time of the Closing shall be 11:59 p.m. on the Closing Date.

Section 1.4 Buyer and the Company Closing Deliveries. At the Closing, Buyer and/or the Company, as the case may be, shall deliver to Seller the following Closing deliveries:

(a)       Purchased Shares Purchase Price; and Redeemed Shares Purchase Price. The Purchased Shares Purchase Price and the Redeemed Shares Purchase Price, respectively, in accordance with Section 1.1(a) and Section 1.1(b) of this Agreement.

(b)       Agreement and the other Transaction Documents. This Agreement duly executed by Buyer and the Company, and each of the other Transaction Documents that require Buyer's and/or the Company's execution to effect the transactions contemplated hereby and thereby.

(c)       Other Deliveries. Such other agreements, instruments, certificates and documents as Seller may reasonably request in connection with this Agreement to effect the transactions contemplated hereby.

Section 1.5 Seller Closing Deliveries. At the Closing, Seller shall deliver to Buyer and/or the Company, as the case may be, the following Closing deliveries:

(a)       Agreement and the other Transaction Documents. This Agreement, duly executed by Seller, and each of the other Transaction Documents that require Seller's execution to effect the transactions contemplated hereby and thereby. (Please provide the Consulting Agreement for review)

(b)       Purchased Shares. The stock certificates representing the Purchased Shares in accordance with Section 1.2 of this Agreement duly endorsed by the Seller for transfer on the books of the Company, or accompanied by a duly executed assignment separate from the certificate in favor of the Company, together with any other documents necessary or appropriate, as reasonably requested by the Company, in order to transfer the Shares to the Company.

(c)       Other Deliveries. Such other agreements, instruments, certificates and documents as Buyer or the Company may reasonably request in connection with this Agreement to effect the transactions contemplated hereby.

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SECTION 2.

REPRESENTATIONS AND WARRANTIES.

Section 2.1 Representations and Warranties of Seller. Seller represents and warrants to Buyer and the Company that:

(a)       Seller has the legal capacity to enter into this Agreement and to perform Seller's obligations hereunder and consummate the transactions contemplated hereby.

(b)       This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to the Enforceability Exceptions.

(c)       Seller has good, valid and marketable title to and unrestricted power to vote and sell each of the Purchased Shares and the Redeemed Shares, free and clear of any Lien; and upon Buyer's and the Company's delivery of the Purchased Shares Purchase Price and the Redeemed Shares Purchase Price, respectively, therefor to Seller in accordance with the terms of this Agreement, Seller will assign, convey, transfer and deliver to Buyer and the Company and Buyer and the Company will obtain good, valid and marketable title to each of the Purchased Shares and the Redeemed Shares, respectively, free and clear of any Lien.

(d)       The execution, delivery and performance of this Agreement by Seller, and the consummation by Seller of the transactions contemplated hereby, will not violate any applicable law or any agreement or instruments to which Seller is a party, and they do not require the consent of any third party.

(e)       There is no litigation or proceeding pending, or to the best of Seller's information, knowledge and belief, threatened before any court or administrative agency which will adversely affect the validity or enforceability of this Agreement, or which will result in a Lien or judgment against all or any part of or any interest in the Purchased Shares and/or the Redeemed Shares.

(f)       The Seller hereby agrees that the Purchased Shares Purchase Price negotiated for the purchase of the Purchased Shares, is fair and reasonable, and that the Seller, being a director and officer of the Company, had access to all information necessary for such Seller to evaluate the basis for such Purchased Shares Purchase Price and the Redeemed Shares Purchase Price.

(g)       No consent, approval, or authorization of any Governmental Authorities or other third party is required in connection with the Seller's execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby and the compliance with the provisions hereof or thereof.

Section 2.2 Representations and Warranties of Buyer and the Company. Each of the Buyer and the Company, as the case may be, represents and warrants to Seller that:

(a)       Buyer has the legal capacity to enter into this Agreement and to perform Seller's obligations hereunder and consummate the transactions contemplated hereby. The Company has the requisite corporate power and authority to enter into this Agreement and to perform the Company's obligations hereunder and consummate the transactions contemplated hereby.

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(b)       This Agreement has been duly executed and delivered by each of the Buyer and the Company and constitutes the legal, valid and binding obligation of each of the Buyer and the Company enforceable against Buyer and/or the Company, as the case may be, in accordance with its terms, subject to the Enforceability Exceptions.

(c)       The execution, delivery and performance of this Agreement by Buyer and/or the Company, as the case may be, and the consummation by Buyer and/or the Company, as applicable, of the transactions contemplated hereby, will not violate any applicable law, or any agreement or instruments to which Buyer or the Company, as applicable, is a party, and they do not require the consent of any third party.

(d)       There is no claim, litigation or proceeding pending, or to the best of the Buyer's or the Company's information, knowledge and belief, threatened before any court or administrative agency which will adversely affect the validity or enforceability of this Agreement, or which will result in a Lien or judgment against all or any part of or any of Buyer's or the Company's assets and/or properties.

SECTION 3.

INDEMNITY.

Section 3.1 Seller Indemnity Obligation. From and after the Closing Date, Seller shall indemnify, defend and hold harmless Buyer and the Company and his Affiliates and Affiliates' shareholders, members, directors, officers, managers, employees, agents, partners, representatives and successors and assigns (collectively, the “Seller Indemnitees”) against and in respect of any and all Losses, actually suffered or sustained by any Seller Indemnitees, which arise, result from, or relate to: (a) any breach of, or failure by Seller to perform any of Seller's representations, warranties, covenants or agreements in this Agreement or in any other document or instrument furnished or to be furnished by Seller under this Agreement, or (b) the ownership, operation or conduct of the business and operations of the Company prior to the Closing.

Section 3.2 Buyer and Company Indemnity Obligation. From and after the Closing Date, Buyer and the Company shall indemnify, defend and hold harmless Seller and his Affiliates and Affiliates' shareholders, members, directors, officers, managers, employees, agents, partners, representatives and successors and assigns (collectively, the “Buyer and Company Indemnitees”) against and in respect of any and all Losses, actually suffered or sustained by any Buyer and Company Indemnitees, which arise, result from, or relate to: (a) any breach of, or failure by Buyer or Company, as the case may be, to perform any of Buyer's or Company's representations, warranties, covenants or agreements in this Agreement or in any other document or instrument furnished or to be furnished by Buyer or Company under this Agreement, or (b) the ownership, operation or conduct of the business and operations of the Company from and after the Closing.

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SECTION 4.

CONDITIONS PRECEDENT TO CLOSING; CLOSING DELIVERIES.

Section 4.1 Conditions Precedent to Buyer's and the Company's Obligation to Close. The obligations of Buyer and/or the Company to be performed at Closing hereunder are, at his or its option, subject to satisfaction, at or prior to the Closing, of each of the following conditions:

(a)       Representations, Warranties and Covenants. The representations and warranties of Seller in this Agreement and the other Transaction Documents shall be true and correct, in all material respects, at and as of the Closing Date. Seller shall have complied with and/or performed, in all material respects, the covenants and agreements contained in this Agreement and the other Transaction Documents to be complied with and/or performed by Seller on or prior to Closing Date.

(b)       Adverse Proceedings. No judgment, injunction, restraining order or decree of any nature of any court of competent jurisdiction shall be in effect that materially restrains or prohibits Buyer or the Company from consummating the transactions contemplated by this Agreement or the other Transaction Documents, and there shall be no judgment, injunction, restraining order or decree of any nature of any court of competent jurisdiction pending or threatened which, if successful, would have the effect of the foregoing.

(c)       Deliveries. Seller shall have made or stand ready, willing and able to make all the deliveries set forth in Section 1.5.

Section 4.2 Conditions Precedent to Seller's Obligation to Close. The obligations of Seller to be performed at Closing hereunder are, at his option, subject to satisfaction, at or prior to the Closing, of each of the following conditions:

(a)       Representations, Warranties and Covenants. The representations and warranties of Buyer and/or the Company, as the case may be, in this Agreement and the other Transaction Documents shall be true and correct, in all material respects, at and as of the Closing Date. Buyer and the Company shall have complied with and/or performed, in all material respects, the covenants and agreements contained in this Agreement and the other Transaction Documents to be complied with and/or performed by Buyer and Company on or prior to the Closing Date.

(b)       Adverse Proceedings. No judgment, injunction, restraining order or decree of any nature of any court of competent jurisdiction shall be in effect that materially restrains or prohibits Seller from consummating the transactions contemplated by this Agreement or the other Transaction Documents, and there shall be no judgment, injunction, restraining order or decree of any nature of any court of competent jurisdiction pending or threatened which, if successful, would have the effect of the foregoing.

(c)       Deliveries. Buyer and Company, as the case may be, shall have made or stand ready, willing and able to make all the deliveries set forth in Section 1.4.

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SECTION 5.

COVENANTS

Section 5.1 Confidentiality; Non-Disparagement. Each of the parties agrees to keep the existence and terms of this Agreement completely confidential, except as may be required by law or legal process; and each of the parties may disclose the terms of this Agreement to its respective legal, financial and tax advisors, provided that each such party agrees not to reveal such information further. None of the Seller, as well as his representatives, attorneys, heirs, personal representatives, successors and assigns, shall make any disparaging or defamatory statements about the Company Parties (as defined in Section 5.7 below), nor will any Seller authorize, encourage or participate with anyone on a Seller's behalf to make such statements.

Section 5.2 Transfer of Assets to Company. Both parties agree that the transfer of assets shall take place on January 1, 2018, at which point, any and all assets of the Company that are then in their possession, and the Seller shall take any and all necessary actions and execute any necessary instruments to transfer title to the Company of any assets of the Company that are not held in the name of the Company.

Section 5.3 Expenses. The Seller, on the one hand, and the Company and the Buyer, on the other hand, shall pay all costs and expenses incurred by it/them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement.

Section 5.4 Release of the Company and the Buyer. Except with respect to (i) any obligation, undertaking or representation of either the Company or the Buyer under this Agreement, or (ii) any fraudulent or criminal act, the Seller, on behalf of himself and each of his representatives, heirs, personal representatives, successors and assigns, hereby releases and discharges the Company and the Buyer, as well as its and his respective representatives, attorneys, heirs, personal representatives, successors and assigns (the “Company Parties”), from all actions, causes of action, suits, debts, sums of money, controversies, agreements, damages, claims, or judgments that the Company and/or the Buyer now has, ever had, shall have or may have had from the beginning of the world up to the date of this Agreement, for or upon any reason, matter or cause of action, related to or arising from, all facts in existence as of the date hereof, including the Buyer's ownership and/or involvement in the Company.

SECTION 6.

MISCELLANEOUS.

Section 6.1 Amendments, Modifications and Waivers. This Agreement may not be amended or modified, nor may any provision hereof be waived, except pursuant to an instrument in writing signed by all parties hereto, or, in the case of waiver, by the party to which the subject obligation was owed. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.

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Section 6.2 Remedies. All rights and remedies existing under this Agreement or otherwise are cumulative and not exclusive of any other rights or remedies available.

Section 6.3 Severability. If any one or more of the provisions of this Agreement shall be determined to be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, however, that in any such case the parties agree to use commercially reasonable efforts to achieve the purpose of the invalid provision by a new legally valid provision.

Section 6.4 Entire Agreement. This Agreement and the other Transaction Documents hereto are intended by the parties as the final expression of their agreement with respect to the subject matter hereof and thereof and supersede all prior negotiations by and between the parties.

Section 6.5 Assignment. Neither this Agreement nor any rights or obligations hereunder are assignable in whole or in part by any party hereto without the prior written consent of the other parties.

Section 6.6 Counterparts. This Agreement may be executed in counterparts and delivered via facsimile or email attachment, each of which shall, when executed, be deemed an original, and all of which, taken together, shall constitute one and the same agreement.

Section 6.7 Headings. The headings in this Agreement are for convenience of reference only and shall not be used to construe or interpret this Agreement.

Section 6.8 Benefit of Agreement. This Agreement shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and shall not be construed to confer any right or benefit, direct or indirect, upon any other Person.

Section 6.9 Governing Law; Consent to Jurisdiction. This Agreement and the other Transaction Documents shall be interpreted and construed according to, and governed by, the laws of the State of Washington, excluding any such laws that might direct the application of the laws of another jurisdiction. Any disputes, claims or controversies arising out or relating of this Agreement and/or any of the other Transaction Documents shall be brought in the state or federal courts within the State of Washington. Accordingly, each of the parties hereto irrevocably and unconditionally consents to the exclusive jurisdiction of the foregoing specified state or federal courts in the State of Washington to resolve all disputes, claims or controversies arising out of or relating to this Agreement or the negotiation, validity or performance hereof.

Section 6.10 Confidentiality; Public Announcements. Each of the parties agrees to keep the existence and terms of this Agreement completely confidential, except as may be required by law or legal process, and except that each of the parties may reveal the terms of this Agreement to its respective legal, financial and tax advisors, provided, that each such Person agrees not to reveal such information further. No press releases related to this Agreement and the transactions contemplated herein, or other public announcements shall be issued without the mutual approval of the Company, Buyer, Seller and the Company, except for any public disclosure which a party in good faith believes is required by any applicable law (in which case the disclosure shall be prepared jointly by the parties).

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Section 6.11 Equitable Relief. The parties acknowledge that the remedies at law for certain breaches of this Agreement will be inadequate and that, in addition to any other remedy that Seller, Buyer or the Company, as the case may be, may have, Seller, Buyer or the Company, as applicable, shall be entitled to an immediate injunction restraining such breach or any threatened breach, without any bond or other security being required, and without the necessity of showing actual damages.

Section 6.12 Notices. All notices, requests, demands, claims and other communications required or permitted to be given hereunder shall be (i) in writing, (ii) sent by facsimile (with receipt personally confirmed by telephone), delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date telecopied with receipt confirmed, the date of personal delivery, or the date of delivery as set forth in the records of the delivery service or the return receipt, and (iv) addressed to the intended recipient at the address specified in the opening paragraph of this Agreement.

Section 6.13 Further Assurances. The parties agree to execute such other documents or agreements and to take such other acts or actions as may be necessary, appropriate or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.14 Waiver of Jury Trial. Each of the parties hereby knowingly, voluntarily and intentionally waives any rights it/he may have to a trial by jury in respect of any disputes, claims or controversies arising out or relating of this Agreement, including any litigation (whether as claim, counter-claim, affirmative defense or otherwise).

Section 6.15 Subject to Approval. Both parties understand that this transaction is subject to the approval or corporate governance of AGH to execute and that will be accommodated within 30 days of this execution.

Section 6.15 Definitions. Capitalized terms used but not defined elsewhere in this Agreement shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first-named Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract, or otherwise.

“Enforceability Exceptions” means the exceptions or limitations to the enforceability of contracts under bankruptcy, insolvency or similar laws affecting creditors' rights generally or by judicial discretion in the enforcement of equitable remedies and by public policies generally.

“Governmental Authority” means any United States or foreign governmental authority, including but not limited to any national, federal, territorial, state, commonwealth, province, territory, county, municipal, district, local governmental jurisdiction of any nature or any other governmental, self-regulatory or quasi-governmental authority of any nature (including any governmental department, division, agency, bureau, office, branch, court, commission, tribunal, or other governmental instrumentality) or any political or other subdivision or part of any of the foregoing.

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“Losses” means any and all losses, damages, liabilities, settlements, penalties and costs and expenses (including, without limitation, reasonable attorneys' fees and other reasonable costs of litigation, arbitration and settlement).

“Lien” means any charge, claim, condition, lien, encumbrance, option, pledge, hypothecation, security interest, mortgage, deed of trust, right of first option, right of first refusal, proxy, voting trust or agreement, transfer restriction under any contract or agreement, or other encumbrance of any kind.

“Person” means any individual, general, limited or limited liability partnership, firm, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization or other entity.

“Transaction Documents” means this Agreement and any other agreements, instruments, certificates or other documents contemplated by this Agreement or by any of the foregoing.

“Stock” means as described in this Agreement the Membership Units in AGH WA, LLC and equally is presented as Stock Shares in E-Debit Global Corporation.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SELLER:

/s/ RICHARD SCHMIDTKE

RICHARD SCHMIDTKE, Managing Member, AGH WA, LLC
Subject to governance of LLC

BUYER:

/s/ DOUG MAC DONALD

DOUG MAC DONALD, Director, E-Debit Global Corporation

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